SHORT-TERM LOANS	12 Months Ended
Dec. 31, 2024
SHORT-TERM LOANS
SHORT-TERM LOANS

7.SHORT-TERM LOANS

Short-term loans as of December 31, 2023 represents bank borrowings of RMB798,586 obtained from domestic commercial banks. The weighted average interest rate for the outstanding borrowings as of December 31, 2023 was 3.21%, respectively. Loan amount of RMB50,000 is pledged with bank deposit of RMB15,000.

Short-term loans as of December 31, 2024 represents bank borrowings of RMB1,369,939 obtained from domestic commercial banks. The weighted average interest rate for the outstanding borrowings as of December 31, 2024 was 2.21%, respectively. Loan amount of RMB510,208 is pledged with bank deposit of RMB475,208.

The unused lines of credit for general loans per contractual arrangements are RMB645,648 as of December 31, 2024 which are revolving and effective within one year from their respective grant dates.